UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 15, 2011

Date of Report (Date of earliest event reported)

AGENUS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Agenus Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders on June 15, 2011 (the “Annual Meeting”). At the Annual Meeting, the stockholders approved Amendment No. 5 to the Company’s Directors’ Deferred Compensation Plan, as amended (“Amendment No. 5”) to increase the number of the Company’s common stock available for issuance under the Directors’ Deferred Compensation Plan from 450,000 shares to 750,000 shares. A more complete description of Amendment No. 5 is contained in the Proxy Statement dated May 3, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 82,865,560 shares of common stock, representing 73.11% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement dated May 3, 2011 are as follows:

To elect the following nominees to the Board of Directors:

Nominee	Total Vote “FOR”	Total Vote “WITHHELD”
Garo H. Armen, PhD	21,703,169	3,004,702
Tom Dechaene	21,708,164	2,999,707
John Hatsopoulos	18,963,213	5,744,658

All of the nominees received a plurality of the votes cast by stockholders entitled to vote thereon and, therefore, Dr. Garo H. Armen, Mr. Tom Dechaene and Mr. John Hatsopoulos were elected to the Board of Directors for terms of three years. In addition, the terms of office of the other members of the Board of Directors, Mr. Brian Corvese, Mr. Wadih Jordan, Dr. Hyam I. Levitsky, Mr. Timothy Rothwell, and Mr. Timothy Wright, continued after the meeting.

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at the discretion of the Board of Directors:

Total Vote “FOR”	Total Vote “AGAINST”	Total Vote “ABSTAIN”
68,633,156	13,928,906	303,498

To amend our Directors’ Deferred Compensation Plan (as Amended) to increase the number of shares authorized for issuance under such plan:

Total Vote “FOR”	Total Vote “AGAINST”	Total Vote “ABSTAIN”
19,875,811	4,515,366	316,694

To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011:

Total Vote “FOR”	Total Vote “AGAINST”	Total Vote “ABSTAIN”
79,329,303	3,037,493	498,764

To hold an advisory vote on the compensation of the Company’s named executive officers:

Total Vote “FOR”	Total Vote “AGAINST”	Total Vote “ABSTAIN”
23,057,879	1,273,026	376,966

To hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

Total Vote “1 Year”	Total Vote “2 Years”	Total Vote “3 Years”	Total Vote “ABSTAIN”
6,878,058	316,353	17,205,485	307,975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: June 17, 2011	By:	/s/ Garo H. Armen
Garo H. Armen
Chief Executive Officer